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Exhibit 10(e)

FIFTH AMENDMENT TO SPLIT DOLLAR LIFE INSURANCE AGREEMENT
COLLATERAL ASSIGNMENT PLAN

        This Amendment relates to that certain Split Dollar Life Insurance Agreement made as of the 13th day of June, 1980 between CITY NATIONAL BANK and THE GOLDSMITH 1980 INSURANCE TRUST (the "Agreement") and shall hereby amend paragraph 7 thereof to provide that the Agreement shall terminate on May 15, 1998.

        Except as amended by the foregoing, the Agreement shall remain in full force and effect and without any other change.

        The Agreement is made and agreed to as of this 15th day of May, 1995.

THE GOLDSMITH 1980 INSURANCE TRUST		CITY NATIONAL BANK
By	/s/ BRUCE LEIGH GOLDSMITH Bruce Leigh Goldsmith Trustee	By	/s/ RICHARD SHEEHAN, JR.
		Its	Senior Vice President
By	/s/ RUSSELL DAVID GOLDSMITH Russell David Goldsmith Trustee
CITY NATIONAL BANK
By	/s/ GREG CUSTER Greg Custer, Assistant Trust Officer Trustee

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Exhibit 10(e)